TRANSAMERICA FUNDS

Supplement to the Currently Effective Advisor Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica Bond

(formerly, Transamerica Flexible Income)

The following information supplements and amends information concerning Transamerica Bond:

The Board of Trustees of Transamerica Funds has approved the liquidation of the Advisor Class shares of Transamerica Bond (the “fund”) effective on or about August 31, 2018. Effective immediately, the Advisor Class shares of the fund is closed to new investors.

At the time of the liquidation, all outstanding Advisor Class shares of the fund will be redeemed and proceeds sent to shareholders.

Following the liquidation of the Advisor Class shares of the fund, all references to Advisor Class shares of Transamerica Bond are deleted in their entirety from the Prospectus, Summary Prospectus and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

July 26, 2018